The latest report from your
Fund's management team

ANNUAL REPORT

Income Securities
Trust

DECEMBER 31, 2000

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS".]



TRUSTEES
Dennis S. Aronowitz*
Stephen L. Brown
Richard P. Chapman, Jr.
William J. Cosgrove*
Leland O. Erdahl
Richard A. Farrell
Maureen R. Ford
Gail D. Fosler
William F. Glavin
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*
*Members of the Audit Committee

OFFICERS
Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman, President and
Chief Executive Officer
William L. Braman
Executive Vice President and
Chief Investment Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT and REGISTRAR
State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02110

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

Listed New York Stock Exchange Symbol: JHS

For Shareholder Assistance
Refer to Page 25



CEO CORNER

[A 1" x 1" photo of Maureen R. Ford, Vice Chairman and Chief
Executive Officer flush right next to second paragraph.]

DEAR FELLOW SHAREHOLDERS:

After providing investors with positive returns since 1991, and double-digit returns since 1995, the stock market brought investors down to earth in 2000. High-priced technology stocks plunged from their record highs, and rising interest rates produced a slowing economy by year end. The tech-heavy NASDAQ Composite Index ended the year losing 39.29%, while the Standard & Poor's 500 Index fell 9.10%.

If nothing else, the year 2000 served as a reminder for investors to set more realistic expectations, especially given how unusual the string of strong returns was between 1995 and 1999. It also highlighted the importance of having a diversified portfolio and maintaining a long-term perspective, particularly during tempestuous market times, to avoid making emotional, perhaps costly, investment decisions.

We begin 2001 with a new U.S. president, new possibilities and lingering uncertainties. Questions remain about how successful the Federal Reserve will be in achieving the sought-after "soft landing" for the economy. As this story unfolds, the impact of a slower-growing economy on corporate profits will emerge. Even though the Fed remains a key driver of the market's direction, we are also watching Washington, D.C. as President George W. Bush takes control and attempts to enact tax cuts.

Market moves aside, this is a time of year when many investors' thoughts often turn to more taxing matters. As part of your tax-planning strategy, we encourage you to work with your investment professional to consider the various options for minimizing and deferring tax payments, in an effort to maximize results. These include focusing on tax-exempt funds, contributing the maximum to retirement plans, establishing or adding to IRAs and funding a variable annuity. These concrete steps, coupled with a rededication to the tenets of long-term investing, are good ways to get the new year off to the right start.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, VICE CHAIRMAN AND CHIEF EXECUTIVE OFFICER



BY JAMES K. HO, CFA, PORTFOLIO MANAGER

John Hancock
Income Securities Trust

U.S. Treasuries propel bond market,
despite a tough year for corporates

[A 2" x 3" photo at bottom middle of page of John Hancock
Income Securities Trust. Caption below reads "Fund management team members (l-r): Ben Matthews and Jim Ho."]

A mixed bag of factors influenced the fixed-income market throughout 2000. Topping the list was the monetary policy of the Federal Reserve Board and the changing direction of interest rates. The United States government budget surplus and its proposed plan to buy back Treasury securities was a close second, helping to spur one of the strongest rallies in the Treasury market since 1995. Stock-market volatility also played a significant role, as disillusioned dot-com investors flocked to the relative safety of government bonds. Lastly, the economy's slowdown in the year's latter half placed substantial pressure on corporate bonds, calling into question the creditworthiness of many issuers as corporate earnings fell short of expectations.

Performance results

For the year ended December 31, 2000, John Hancock Income Securities Trust produced a total return of 11.80% at net asset value. This compares with the 9.79% return at net asset value of the average open-end corporate debt A-rated fund, according to Lipper, Inc.

"A mixed bag
 of factors
 influenced
 the fixed-
 income
 market..."

Treasury securities reigned supreme

Beginning in February, U.S. Treasury securities garnered the spotlight and held it throughout the remainder of the year. As we reported in our June write-up, the U.S. Treasury had announced in February its proposal to buy back billions of dollars in debt in the face of an increasing budget surplus. Longer-term issues, it was believed, were the most likely targets. This sparked a rally in longer-term bonds as investors rushed to own these securities and ride their price appreciation in anticipation of dwindling new issuance. As a result, the yield curve inverted, a situation in which the yields on longer-term bonds are atypically lower than the yields on shorter-term issues. The curve remained inverted through much of the period, then began returning to a somewhat more normal slope in the final months of the year.

Successive drops in the stock market sent investors reeling, causing them to pour whatever profits they could harvest into the ultimate of safe havens -- U.S. Treasury securities. A steady drumbeat of interest-rate increases, which lasted through May, lent further support to Treasury prices, as investors looked beyond the current rate hikes to their intended effect: an economic slowdown and eventual easing of monetary policy. In fact, general interest rates began trending downward during the summer. By December, the yield on the 30-year bond was roughly 5.46%, a drop of one full percentage point from December 1999. Not surprisingly, Treasury bonds closed the year as the best performing domestic fixed-income sector.

Corporate bonds had tumultuous ride

Though the year began with promise for the corporate sector, investment-grade and high-yield issues came under pressure shortly thereafter, paling in comparison to the strength of the Treasury market. Though corporate bonds experienced favorable sentiment in the early months of summer, the fall arrived with more turbulence. With corporate profit growth and the economy showing signs of greater slowing than was first anticipated, the NASDAQ Composite Index melted down, and credit spreads widened substantially. (As you may know, credit spreads are the difference in yield between bonds of different credit quality.) Speculation about a glut in supply and tight competition in the telecommunications area hindered the performance of many investment-grade issues. Defaults in the high-yield arena grew and investors punished any bond whose issuer announced disappointing earnings -- even if those earnings still demonstrated growth.

[Table at top left-hand column entitled "Top Five Bond
Sectors." The first listing is U.S. Government 19%, the second is U.S. Agencies 18%, the third Utilities 14%, the fourth Finance 6% and the fifth Mortgage Banking 4%. A note below the table reads "As a percentage of net assets on December 31, 2000."]

Fund sidesteps the worst performers

The Fund's strong performance was as much a result of what we didn't own as what we did. In-depth credit research helped us not only avoid some of the major credit problems, such as Xerox and Crown Cork & Seal, but it also allowed us to move out of some troublesome issues before the situations got even worse. Among these were Pacific Gas & Electric, Southern California Energy and Dillard's, all of which plunged further in price after we removed them from the portfolio.

[Table at bottom of left-hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Amerada Hess followed by an up arrow with the phrase "Favorable price environment for energy." The second listing is Lockheed Martin followed by an up arrow with the phrase "Positive fundamentals in defense sector." The third listing is Deutsche Telecom followed by a down arrow with the phrase "Excess supply, pressure in telecom sector." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]

"We pared
 the Fund's
 high-yield
 holdings and
 targeted the
 higher-quality
 securities..."

Defensive strategy drove performance

We maintained a defensive orientation throughout much of the year, focusing on upgrading the portfolio's credit quality and investing in sectors that historically perform well when the economy slows. We increased the portfolio's weighting in Treasury securities, laddering holdings across the maturity spectrum. We also boosted the Fund's exposure to mortgage-backed and agency issues, such as Ginnie Mae and Fannie Mae.

We pared the Fund's high-yield holdings and targeted the higher-quality securities in both the high-yield and investment-grade areas. The major industry themes included defense, health care, energy and utilities. Holdings that performed well include aerospace giants Lockheed Martin, Raytheon and Boeing; energy and utility companies Keyspan and CalEnergy; health-care companies Tenet Healthcare and Hospital Corporation of America; and oil companies Apache, Amerada Hess and Tosco Corp. In the financial sector, several Yankee bank securities -- foreign issuers who register with the Securities and Exchange Commission and borrow U.S. dollars -- performed well. Union Bank of Switzerland is one example. Several media holdings stood out as well, including Continental Cablevision and Chancellor Media, which was acquired by Clear Channel Communications. Throughout the period, we largely avoided emerging-market debt because we believed the reward potential was not worth the risk.

[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended December 31, 2000." The chart is scaled in increments of 2% with 0% at the bottom and 12% at the top. The first bar represents the 11.80% total return for John Hancock Income Securities Trust. The second bar represents the 9.79% total return for Average open-end corporate debt A-rated fund. A note below the chart reads "The total return for John Hancock Income Securities Trust is at net asset value with all distributions reinvested. The average open-end corporate debt A-rated fund is tracked by Lipper, Inc."]

Outlook

Shortly after the close of 2000, the Fed cut short-term interest rates by one-half a percentage point. This boosted the performance of many corporate fixed-income securities, with bond prices rising and corporate yield spreads tightening. While nothing is guaranteed, the outlook for corporate bonds appears much improved. With the Fed now taking a posture of easing rates, investors are foreseeing the possibility of economic strengthening and greater corporate profitability down the road. Though we are encouraged by the Fed's recent actions, we will be keeping a close watch on the economy to determine whether or not too much weakness has already set in. We shall move ahead in this new year with cautious optimism and consider opportunities to add selectively to the Fund's high-yield exposure and cyclical issues. Our duration, or interest-rate sensitivity, remains relatively neutral, though we have begun to shorten it slightly, believing that much of the rate declines in the government sector have already occurred.

"...the outlook
 for corporate
 bonds
 appears much
 improved."

--------------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.



FINANCIAL STATEMENTS

John Hancock Funds - Income Securities Trust


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on December 31, 2000. You'll also find the net asset value per share as of that date.

Statement of Assets and Liabilities
December 31, 2000
--------------------------------------------------------------
Assets:
Investments at value - Note C:
Publicly traded bonds
(cost - $153,237,679)                             $157,521,890
Preferred stocks and warrants
(cost - $1,715,473)                                  1,699,070
Joint repurchase agreement
(cost - $10,059,000)                                10,059,000
Corporate savings account                                  104
                                             -----------------
                                                   169,280,064

Interest receivable                                  2,926,774
Dividends receivable                                    24,309
Other assets                                            16,719
                                             -----------------
Total Assets                                       172,247,866
                                             -----------------
Liabilities:
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                244,693
Accounts payable and accrued expenses                  115,398
                                             -----------------
Total Liabilities                                      360,091
                                             -----------------
Net Assets:
Capital paid-in                                    173,576,723
Accumulated net realized loss on
investments and financial futures
contracts                                           (5,981,792)

Net unrealized appreciation of
investments                                          4,267,808
Undistributed net investment income                     25,036
                                             -----------------
Net Assets                                        $171,887,775
                                             =================
Net Asset Value Per Share:

(Based on 10,819,590 shares of
beneficial interest outstanding - 30
million shares authorized with no par
value)                                                  $15.89
==============================================================

See notes to financial statements.



The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended December 31, 2000
--------------------------------------------------------------
Investment Income:
Interest (including income on
securities loaned of $3,524)                       $12,719,747
Dividends                                              173,071
                                             -----------------
                                                    12,892,818
                                             -----------------
Expenses:
Investment management fee - Note B                   1,038,353
Transfer agent fee - Note B                            120,833
Custodian fee                                           72,136
Printing                                                51,799
Auditing fee                                            33,500
Financial services fee - Note B                         31,377
New York Stock Exchange fee                             24,260
Miscellaneous                                           11,615
Trustees' fees                                          10,485
Legal fees                                               1,058
                                             -----------------
Total Expenses                                       1,395,416
                                             -----------------
Net Investment Income                               11,497,402
                                             -----------------
Realized and Unrealized Gain (Loss)
on Investments and Financial Futures
Contracts:
Net realized loss on investments sold               (2,881,770)
Net realized loss on financial futures
contracts                                              (38,721)
Change in net unrealized appreciation
(depreciation) of investments                        8,772,985
Change in net unrealized appreciation
(depreciation) of financial futures
contracts                                              (32,888)
                                             -----------------
Net Realized and Unrealized Gain on
Investments and Financial Futures
Contracts                                            5,819,606
                                             -----------------
Net Increase in Net Assets Resulting
from Operations                                    $17,317,008
                                             =================

See notes to financial statements.





Statement of Changes in Net Assets
-------------------------------------------------------------------------------
                                                    YEAR ENDED DECEMBER 31,
                                        ---------------------------------------
                                               1999                  2000
                                        -----------------     -----------------
Increase (Decrease) in Net Assets:
From Operations:

Net investment income                         $11,760,687           $11,497,402
Net realized loss on investments
sold and financial futures
contracts                                      (2,400,738)           (2,920,491)

Change in net unrealized
appreciation (depreciation) of
investments and financial futures
contracts                                     (10,923,402)            8,740,097
                                        -----------------     -----------------
Net Increase (Decrease) in Net
Assets Resulting from Operations               (1,563,453)           17,317,008
                                        -----------------     -----------------
Distributions to Shareholders:

Dividends from net investment
income ($1.1025 and $1.0700 per
share, respectively)                          (11,755,217)          (11,515,246)
                                        -----------------     -----------------
From Fund Share Transactions - Net:*
Market value of shares issued in
reinvestment of distributions                   1,357,976             1,266,845
                                        -----------------     -----------------
Net Assets:

Beginning of period                           176,779,862           164,819,168
                                        -----------------     -----------------
End of period (including
undistributed net investment
income of $42,655 and $25,036,
respectively)                                $164,819,168          $171,887,775
                                        =================     =================
*Analysis of Fund Share Transactions:

Shares outstanding, beginning of
period                                         10,626,882            10,726,230
Shares issued to shareholders in
reinvestment of distributions                      99,348                93,360
                                        -----------------     -----------------
Shares outstanding, end of period              10,726,230            10,819,590
                                        =================     =================

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase due to reinvestment of distributions in the Fund. The footnote illustrates the number of Fund shares outstanding at the beginning of the period, reinvested and outstanding at the end of the period, for the last two periods.

See notes to financial statements.





Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
-----------------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,
                                  -------------------------------------------------------------------------------------
                                       1996              1997              1998              1999              2000
                                  -------------     -------------     -------------     -------------     -------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $16.74            $16.20            $16.55            $16.64            $15.37
                                  -------------     -------------     -------------     -------------     -------------
Net Investment Income                      1.22              1.20              1.14              1.10              1.07
Net Realized and Unrealized
Gain (Loss) on Investments
and Financial Futures
Contracts                                 (0.54)             0.35              0.09             (1.27)             0.52
                                  -------------     -------------     -------------     -------------     -------------
Total from Investment
Operations                                 0.68              1.55              1.23             (0.17)             1.59
                                  -------------     -------------     -------------     -------------     -------------
Less Distributions:
Dividends from Net
Investment Income                         (1.22)            (1.20)            (1.14)            (1.10)            (1.07)
                                  -------------     -------------     -------------     -------------     -------------
Net Asset Value, End of Period           $16.20            $16.55            $16.64            $15.37            $15.89
                                  =============     =============     =============     =============     =============
Per Share Market Value, End
of Period                               $14.875           $16.750           $15.875           $12.688           $14.438
Total Investment Return at
Market Value(1)                           2.34%            21.57%             1.75%           (13.42%)           23.06%

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                         $168,961          $173,940          $176,780          $164,819          $171,888
Ratio of Expenses to Average
Net Assets                                0.84%             0.84%             0.81%             0.80%             0.84%
Ratio of Net Investment
Income to Average Net Assets              7.50%             7.34%             6.79%             6.88%             6.89%
Portfolio Turnover Rate                    117%              143%              240%              184%              248%

(1) Assumes dividend reinvestment.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), distributions and total investment return of the Fund.
It shows how the Fund's net asset value for a share has changed since the end of the previous period. It also shows the total investment return for each period based on the market value of Fund shares.
Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.





Schedule of Investments
December 31, 2000
--------------------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by Income Securities Trust on December 31, 2000. It's divided into three main categories: publicly traded bonds, preferred stocks and warrants, and short-term investments. The securities are further broken down by industry groups. Short-term investments, which represent the Fund's
"cash" position, are listed last.

                                                                               PAR VALUE
                                                   INTEREST        CREDIT       (000s            MARKET
ISSUER, DESCRIPTION                                  RATE          RATING*       OMITTED)        VALUE
-------------------                              ------------   ------------   ------------   ------------
PUBLICLY TRADED BONDS
Aerospace (1.24%)
Jet Equipment Trust,
Equipment Trust Cert Ser 95B2 08-15-14 (R)            10.910%     BBB               $550          $603,634
Lockheed Martin Corp.,
Bond 12-01-29                                          8.500      BBB-               545           616,793
Raytheon Co.,
Note 03-01-03                                          7.900      BBB-               525           538,351
Sr Note 03-01-10                                       8.300      BBB-               340           371,239
                                                                                             -------------
                                                                                                 2,130,017
                                                                                             -------------
Automobile/Trucks (1.65%)
ERAC USA Finance Co.,
Note 02-15-05 (R)                                      6.625      BBB+               180           174,566
Note 12-15-09 (R)                                      7.950      BBB+               340           350,632
Ford Credit Auto Owner Trust,
Pass Thru Ctf Ser 2000-F Class A-3 11-15-04            6.580      AAA              1,020         1,036,894
Ford Motor Co.,
Note 07-16-31                                          7.450      A                  545           504,425
Toyota Auto Receivables Owner Trust,
Asset Backed Note Ser 2000-B Class A-4 04-15-07        6.800      AAA                760           775,200
                                                                                             -------------
                                                                                                 2,841,717
                                                                                             -------------
Banks (6.67%)
Abbey National First Capital, B.V.,
Sub Note (United Kingdom) 10-15-04 (Y)                 8.200      AA-              1,000         1,061,650
African Development Bank,
Sub Note (Supranational) 12-15-03 (Y)                  9.750      AA-              1,000         1,098,790
Bank of America Corp.,
Sub Note 02-15-10                                      7.800      A                  540           561,973
Bank of New York,
Cap Security 12-01-26 (R)                              7.780      A-                 650           600,334
Barclays North American Capital Corp.,
Gtd Cap Note 05-15-21                                  9.750      AA-                900           953,082
BNP Paribas Capital Trust,
Perpetual Bond (9.003% to 10-27-10 then variable)
12-27-49 (R)                                           9.003      A-                 365           380,002
National Westminster Bank Plc - New York Branch,
Sub Note 05-01-01                                      9.450      A+               1,250         1,260,287
NB Capital Trust IV,
Gtd Cap Security 04-15-27                              8.250      A-                 335           315,516
Royal Bank of Scotland Group Plc,
Bond (United Kingdom) 03-31-49 (Y)                     8.817      A-                 380           400,790
Scotland International Finance No. 2, B.V.,
Gtd Sub Note (United Kingdom) 01-27-04 (R) (Y)         8.800      A                2,000         2,111,960
Gtd Sub Note (United Kingdom) 11-01-06 (R) (Y)         8.850      A                  750           823,035
Security Pacific Corp.,
Medium Term Sub Note 04-26-01                         10.500      A                1,500         1,519,020
UBS Preferred Funding Trust I,
Perpetual Bond (8.622% to 10-01-10 then variable)
10-01-49                                               8.622      AA-                365           382,387
                                                                                             -------------
                                                                                                11,468,826
                                                                                             -------------
Beverages (0.27%)
Canandaigua Brands, Inc.,
Sr Sub Note Ser C 12-15-03                             8.750      B+                 460           455,400
                                                                                             -------------
Chemicals (0.18%)
Akzo Nobel, Inc.,
Bond 11-15-03 (R)                                      6.000      A-                 325           314,990
                                                                                             -------------
Cosmetics & Personal Care (0.20%)
Procter & Gamble Co.,
Deb 01-15-26                                           6.450      AA                 365           349,805
                                                                                             -------------
Energy (0.92%)
CalEnergy Co., Inc.
Sr Bond 09-15-28                                       8.480      BBB-               550           594,924
Enron Corp.,
Note 08-15-05 (R)                                      8.000      BBB+               510           530,415
P&L Coal Holdings Corp.,
Sr Sub Note Ser B 05-15-08                             9.625      B                  455           455,000
                                                                                             -------------
                                                                                                 1,580,339
                                                                                             -------------
Finance (5.29%)
Boeing Capital Corp.,
Sr Note 09-27-10                                       7.375      AA-                540           581,191
Bombardier Capital, Inc.,
Note 01-15-02 (R)                                      6.000      A-                 520           517,556
CIT Group Holdings, Inc.,
Deb 03-15-01                                           9.250      A                1,000         1,005,150
Citigroup, Inc.,
Sub Note 10-01-10                                      7.250      A+                 685           708,838
Ford Motor Credit Co.,
Note 04-28-03                                          6.125      A                  630           625,886
General Electric Capital Corp.,
Global Medium Term Note Ser A 11-15-10                 6.875      AAA                545           570,522
General Motors Acceptance Corp.,
Note 07-15-05                                          7.500      A                  515           529,811
Household Finance Corp.,
Note 11-01-02                                          5.875      A                  785           778,618
Note 02-01-09                                          5.875      A                  365           335,461
HSBC Capital Funding LP,
Perpetual Note (9.547% to 06-30-10 then variable)
(Channel Islands) 12-31-49 (R) (Y)                     9.547      A-                 440           482,702
ING Capital Funding Trust III,
Gtd Trust Preferred Security 12-31-49                  8.439      A                  365           370,515
Marlin Water Trust & Marlin Water Capital Corp.,
Sr Sec Note 12-15-01 (R)                               7.090      BBB                505           505,656
MMCA Auto Owner Trust,
Pass Thru Ctf Ser 2000-2 Class A-4 06-15-05            6.860      AAA                830           848,111
Nisource Finance Corp.,
Bond 11-15-10 (R)                                      7.875      BBB                410           428,844
Spear Leeds & Kellogg LP,
Note 08-15-05 (R)                                      8.250      A+                 410           434,526
Yanacocha Receivables Master Trust,
Pass Thru Cert Ser 1997-A 06-15-04 (R)                 8.400      BBB-               392           372,961
                                                                                             -------------
                                                                                                 9,096,348
                                                                                             -------------
Food (0.30%)
Earthgrains Co. (The),
Note 08-01-03                                          8.375      BBB                510           516,783
                                                                                             -------------
Government - Foreign (1.55%)
Nova Scotia, Province of,
Deb (Canada) 04-01-22 (Y)                              8.750      A-                 750           909,727
Ontario, Province of,
Bond (Canada) 06-04-02 (Y)                             7.750      AA-                500           512,715
Quebec, Province of,
Deb (Canada) 09-15-29 (Y)                              7.500      A+                 600           640,320
Saskatchewan, Province of,
Bond (Canada) 12-15-20 (Y)                             9.375      A+                 480           601,099
                                                                                             -------------
                                                                                                 2,663,861
                                                                                             -------------
Government - U.S. (19.21%)
United States Treasury,
Bond 08-15-05                                         10.750      AAA                885         1,086,063
Bond 08-15-17                                          8.875      AAA              2,555         3,472,807
Bond 05-15-18                                          9.125      AAA              2,250         3,139,447
Bond 02-15-23                                          7.125      AAA              7,180         8,555,401
Bond 08-15-29                                          6.125      AAA                990         1,076,783
Note 08-15-03                                          5.750      AAA              6,330         6,421,975
Note 02-15-05                                          7.500      AAA              3,330         3,620,842
Note 07-15-06                                          7.000      AAA              1,664         1,811,164
Note 05-15-08                                          5.625      AAA              2,990         3,068,487
Note 08-15-10                                          5.750      AAA                740           775,498
                                                                                             -------------
                                                                                                33,028,467
                                                                                             -------------
Government - U.S. Agencies (18.11%)
Federal Home Loan Mortgage Corp.,
20 Yr Pass Thru Ctf 01-01-16                          11.250      AAA                149           164,025
Federal National Mortgage Assn.,
15 Yr Pass Thru Ctf 02-01-08                           7.500      AAA                 77            78,799
15 Yr Pass Thru Ctf 09-01-10                           7.000      AAA                412           417,696
15 Yr Pass Thru Ctf 09-01-12                           7.000      AAA                109           110,245
15 Yr Pass Thru Ctf 12-01-12                           6.500      AAA                895           895,583
15 Yr Pass Thru Ctf 07-01-15                           7.000      AAA                418           422,601
30 Yr Pass Thru Ctf 10-01-23                           7.000      AAA                432           434,331
30 Yr Pass Thru Ctf 11-01-28                           6.500      AAA                258           254,537
Benchmark Note 09-15-09                                6.625      AAA              4,865         5,069,476
Benchmark Note 01-15-30                                7.125      AAA              2,640         2,955,137
Pass Thru Ctf Ser 1997-M8 Class A-1 01-25-22           6.940      AAA                333           344,384
Financing Corp.,
Bond 02-08-18                                          9.400      AAA              2,000         2,660,000
Government National Mortgage Assn.,
30 Yr SF Pass Thru Ctf 09-15-28 to 08-15-29            6.500      AAA              6,950         6,871,837
30 Yr SF Pass Thru Ctf 02-15-28 to 10-15-30            7.000      AAA              5,907         5,932,923
30 Yr SF Pass Thru Ctf 09-15-29 to 10-15-30            7.500      AAA              3,511         3,571,628
30 Yr SF Pass Thru Ctf 07-15-30                        8.000      AAA                280           287,305
30 Yr SF Pass Thru Ctf 04-15-21                        9.000      AAA                165           174,140
30 Yr SF Pass Thru Ctf 11-15-19 to 02-15-25            9.500      AAA                360           382,146
30 Yr SF Pass Thru Ctf 11-15-20                       10.000      AAA                 94           101,794
                                                                                             -------------
                                                                                                31,128,587
                                                                                             -------------
Insurance (2.19%)
AXA, Sub Note (France) 12-15-30 (Y)                    8.600      A-                 365           378,248
Equitable Life Assurance Society USA,
Surplus Note 12-01-05 (R)                              6.950      A+                 250           251,645
Massachusetts Mutual Life Insurance Co.,
Surplus Note 11-15-23 (R)                              7.625      AA                 485           478,021
MONY Group, Inc. (The),
Sr Note 12-15-05                                       7.450      A-                 240           243,574
New York Life Insurance Co.,
Surplus Note 12-15-23 (R)                              7.500      AA-              1,500         1,334,790
Sun Canada Financial Co.,
Sub Note 12-15-07 (R)                                  6.625      AA-                725           715,278
URC Holdings Corp.,
Sr Note 06-30-06 (R)                                   7.875      A-                 355           369,047
                                                                                             -------------
                                                                                                 3,770,603
                                                                                             -------------
Leisure (0.53%)
HMH Properties, Inc.,
Sr Note Ser A 08-01-05                                 7.875      BB                 415           399,437
MGM Mirage, Inc.,
Sr Note 09-15-10                                       8.500      BBB-               290           297,241
Waterford Gaming LLC,
Sr Note 03-15-10 (R)                                   9.500      B+                 226           215,830
                                                                                             -------------
                                                                                                   912,508
                                                                                             -------------
Manufacturing (0.22%)
Lenfest Communications, Inc.,
Sr Note 11-01-05                                       8.375      BBB                345           369,343
                                                                                             -------------
Media (2.94%)
Adelphia Communications Corp.,
Sr Note Ser B 10-01-02                                 9.250      B+                 550           530,750
Sr Note Ser B 07-15-03                                 8.125      B+                 265           246,119
British Sky Broadcasting Group Plc,
Sr Note (United Kingdom) 07-15-09 (Y)                  8.200      BB+                370           348,152
Clear Channel Communications, Inc.,
Note 06-15-05                                          7.875      BBB-               350           361,697
Continental Cablevision, Inc.,
Sr Note 05-15-06                                       8.300      A                  435           451,791
CSC Holdings, Inc.,
Sr Note Ser B 07-15-09                                 8.125      BB+                425           429,054
Sr Sub Deb 05-15-16                                   10.500      BB-                320           350,400
Garden State Newspapers, Inc.,
Sr Sub Note 07-01-11                                   8.625      B+                 275           248,875
Mediacom LLC/Mediacom Capital Corp.,
Sr Note Ser B 04-15-08                                 8.500      B+                 325           297,375
News America Holdings, Inc.,
Gtd Sr Deb 08-10-18                                    8.250      BBB-               255           234,824
Rogers Cablesystems Ltd.,
Sr Note Ser B (Canada) 03-15-05 (Y)                   10.000      BB+                445           468,363
TCI Communications, Inc.,
Sr Deb 02-15-26                                        7.875      A                  365           342,786
Time Warner, Inc.,
Deb 01-15-13                                           9.125      BBB                639           742,722
                                                                                             -------------
                                                                                                 5,052,908
                                                                                             -------------
Medical (0.95%)
Dynacare, Inc.,
Sr Note (Canada) 01-15-06 (Y)                         10.750      B+                 430           412,800
Fresenius Medical Care Capital Trust II,
Gtd Trust Preferred Security 02-01-08                  7.875      B+                 405           373,613
HCA - The Healthcare Co.,
Note 09-01-10                                          8.750      BB+                185           194,713
Quest Diagnostics, Inc.,
Sr Sub Note 12-15-06                                  10.750      B+                 360           383,400
Tenet Healthcare Corp.,
Sr Note 01-15-05                                       8.000      BB+                260           263,250
                                                                                             -------------
                                                                                                 1,627,776
                                                                                             -------------
Mortgage Banking (4.02%)
Commercial Mortgage Acceptance Corp.,
Pass Thru Ctf Ser 1999-C1 Class A-1 08-15-08           6.790      Aaa                654           666,515
ContiMortgage Home Equity Loan Trust,
Pass Thru Ctf Ser 1995-2 Class A-5 08-15-25            8.100      AAA                423           427,659
Credit Suisse First Boston Mortgage Securities Corp.,
Commercial Mtg Pass Thru Ctf Ser 1998-C1 Class
A-1A 12-17-07                                          6.260      AAA                545           545,992
Deutsche Mortgage & Asset Receiving Corp.,
Commercial Mtg Pass-Thru Ctf Ser 1998-C1 Class C
03-15-08                                               6.861      A2                 415           412,277
FirstPlus Home Loan Trust,
Pass Thru Ctf Ser 1998-4 Class A-5 01-10-18            6.380      AAA                730           723,612
GMAC Commercial Mortgage Securities, Inc.,
Pass Thru Ctf Ser 1997-C2 Class A-3 11-15-07           6.566      Aaa                705           703,513
LB Commercial Mortgage Trust,
Pass Thru Ctf Ser 1999-C1 Class A-1 08-15-07           6.410      Aaa                646           650,500
Morgan Stanley Capital I, Inc.,
Pass Thru Ctf Ser 1999-CAM1 Class A-3 11-15-08         6.920      AAA              1,555         1,597,945
Salomon Brothers Mortgage Securities VII, Inc.,
Mtg Pass Thru Ctf Ser 1997-HUD2 Class A-2
07-25-24                                               6.750      Aaa                454           453,019
UCFC Home Equity Loan Trust,
Pass Thru Ctf Ser 1996-D1 Class A6 02-15-25            7.180      AAA                710           719,846
                                                                                             -------------
                                                                                                 6,900,878
                                                                                             -------------
Oil & Gas (2.74%)
Alberta Energy Co., Ltd.,
Note (Canada) 09-15-30 (Y)                             8.125      BBB+               370           394,901
Amerada Hess Corp.,
Bond 10-01-29                                          7.875      BBB+               545           571,394
Apache Finance Canada Corp.,
Note (Canada) 12-15-29 (Y)                             7.750      BBB+               555           586,136
El Paso Energy Corp.,
Medium Term Note 10-15-30                              8.050      BBB                545           573,525
Louis Dreyfus Natural Gas Corp.,
Sr Note 12-01-07                                       6.875      BBB                345           342,385
Occidental Petroleum Corp.,
Sr Deb 09-15-09                                       10.125      BBB-               600           713,496
Ocean Energy, Inc.,
Sr Sub Note Ser B 07-15-07                             8.875      BB+                265           274,275
Petroleum Geo-Services,
Sr Note (Norway) 03-30-28 (Y)                          7.125      BBB                435           354,020
Snyder Oil Corp.,
Sr Sub Note 06-15-07                                   8.750      BBB+               290           306,417
Tosco Corp.,
Note 02-15-30                                          8.125      BBB                545           586,355
                                                                                             -------------
                                                                                                 4,702,904
                                                                                             -------------
Paper & Paper Products (0.31%)
International Paper Co.,
Note 07-08-05 (R)                                      8.125      BBB+               520           538,919
                                                                                             -------------
Real Estate Investment Trusts (1.34%)
American Health Properties, Inc.,
Note 01-15-07                                          7.500      BBB-               270           257,580
Cabot Industrial Properties, L.P.,
Note 05-01-04                                          7.125      BBB-               380           378,864
Camden Property Trust,
Note 04-15-04                                          7.000      BBB                420           417,220
Liberty Property L.P.,
Medium Term Note 06-05-02                              6.600      BBB-               355           364,205
ProLogis Trust,
Note 04-15-04                                          6.700      BBB+               390           386,186
TriNet Corporate Realty Trust, Inc.,
Note 05-15-01                                          7.300      BB                 500           491,255
                                                                                             -------------
                                                                                                 2,295,310
                                                                                             -------------
Telecommunications (2.69%)
BellSouth Capital Funding Corp.,
Deb 02-15-30                                           7.875      AA-                365           376,359
Clearnet Communications, Inc.,
Sr Disc Note, Step Coupon (10.125%, 05-01-04)
(Canada) 05-01-09 (A) (Y)                               Zero      B3                 315           252,000
Cox Communications, Inc.,
Note 11-01-10                                          7.750      BBB                365           377,052
Dominion Resources, Inc.,
Sr Note Ser A 06-15-10                                 8.125      BBB+               545           592,388
LCI International, Inc.,
Sr Note 06-15-07                                       7.250      BBB+               425           424,681
McLeodUSA, Inc.,
Sr Note 11-01-08                                       9.500      B+                 310           282,100
MetroNet Communications Corp.,
Sr Note (Canada) 08-15-07 (Y)                         12.000      BBB                280           308,000
NTL Communications Corp.,
Sr Note Ser B 10-01-08                                11.500      B                  335           298,150
Omnipoint Corp.
Sr Note 09-15-09                                      11.500      B-                 295           323,763
TeleCorp PCS, Inc.,
Sr Sub Disc Note, Step Coupon (11.625%, 04-15-04)
04-15-09 (A)                                            Zero      B3                 335           227,800
Verizon Global Funding Corp.,
Deb 12-01-30 (R)                                       7.750      A+                 545           561,137
VoiceStream Wireless Corp.,
Sr Note 11-15-09                                      10.375      B-                 110           118,525
WorldCom, Inc.,
Note 05-15-06                                          8.000      A-                 475           485,265
                                                                                             -------------
                                                                                                 4,627,220
                                                                                             -------------
Transportation (3.88%)
America West Airlines,
Pass Thru Ctf Ser 1996-1B 01-02-08                     6.930      A-                 358           352,047
Burlington Northern Santa Fe Corp.,
Deb 08-15-30                                           7.950      BBB+               545           566,473
Continental Airlines,
Pass Thru Ctf Ser 1996-C 10-15-13                      9.500      BBB+               433           472,165
Pass Thru Ctf Ser 1999-1A 02-02-19                     6.545      AA+                612           595,580
Delta Air Lines, Inc.,
Pass Thru Ctf Ser 2000-1 Class A-2 11-18-10            7.570      AAA                365           386,539
Humpuss Funding Corp.,
Note 12-15-09 (R)                                      7.720      B3                 209           150,678
Northwest Airlines 1996-1 Pass Through Trusts,
Pass Thru Ctf Ser 1996-1C 01-02-05                    10.150      BBB-               210           213,973
Pass Thru Ctf Ser 1996-1D 01-02-15                     8.970      BBB-               367           381,722
Northwest Airlines, Inc.,
Note 03-15-04                                          8.375      BB                 275           269,899
NWA Trust,
Sr Note Ser A 12-21-12                                 9.250      AA                 540           601,523
Railcar Trust No. 1992-1,
Pass Thru Ser 1992-1 Class A 06-01-04                  7.750      AAA                904           925,579
USAir, Inc.,
Pass Thru Ctf Ser 1989-A2 01-01-13                     9.820      BB-                400           356,500
U.S. Airways, Inc.,
Pass Thru Ctf Ser 1990-A1 03-19-05                    11.200      BB-                606           615,317
United Airlines,
Pass Thru Ctf Ser 2000-2 10-01-10                      7.032      AAA                510           512,902
Wisconsin Central Transportation Corp.,
Note 04-15-08                                          6.625      BBB-               290           271,112
                                                                                             -------------
                                                                                                 6,672,009
                                                                                             -------------
Utilities (14.24%)
AES Corp.,
Sr Note 06-01-09                                       9.500      BB                 335           346,725
Sr Note 09-15-10                                       9.375      BB                 155           157,713
Sr Sub Note 07-15-06                                  10.250      B+                 460           478,400
AES Eastern Energy L.P.,
Pass Thru Ctf Ser 1999-A 01-02-17                      9.000      BBB-               410           422,390
Beaver Valley Funding Corp.,
Sec Lease Oblig Bond 06-01-17                          9.000      BB-                463           504,902
BVPS II Funding Corp.,
Collateralized Lease Bond 06-01-17                     8.890      BB-                700           771,750
Calpine Corp.,
Sr Note 08-15-05                                       8.250      BB+                705           715,115
Sr Note 05-15-06                                      10.500      BB+                465           483,600
Chugach Electric Association, Inc.,
1st Mtg 1991 Ser A 03-15-22                            9.140      A                2,000         2,205,240
Cleveland Electric Illuminating Co.,
1st Mtg Ser B 05-15-05                                 9.500      BB+              1,205         1,247,175
CMS Energy Corp.,
Sr Note 10-15-07                                       9.875      BB                 145           150,438
Sr Note Ser B 01-15-04                                 6.750      BB                 400           378,000
Connecticut Light & Power Co.,
1st Ref Mtg Ser C 06-01-02                             7.750      BBB-               215           215,845
Note 06-05-03 (R)                                      8.590      B+                 275           284,691
East Coast Power LLC,
Sec Note 03-31-12                                      7.066      BBB-               370           354,339
EIP Funding-PNM,
Sec Fac Bond 10-01-12                                 10.250      BBB-               658           733,670
GG1B Funding Corp.,
Deb 01-15-11                                           7.430      BBB-               392           392,366
Hydro-Quebec,
Gtd Bond (Canada) 02-01-21 (Y)                         9.400      A+                 735           926,100
Gtd Bond Ser HY (Canada) 01-15-22 (Y)                  8.400      A+                 340           401,819
Gtd Deb Ser 1F (Canada) 02-01-03 (Y)                   7.375      A+                 750           773,880
Iberdrola International B.V.,
Note (Spain) 10-01-02 (Y)                              7.500      AA-              2,000         2,047,620
Keyspan Corp.,
Note 11-15-10                                          7.625      A                  365           387,448
Long Island Lighting Co.,
Deb 03-15-23                                           8.200      A-                 640           636,800
Midland Funding Corp. I,
Deb Ser C-91 07-23-02                                 10.330      BBB-               473           480,601
Midland Funding Corp. II,
Deb Ser A 07-23-05                                    11.750      BB+                650           688,434
Deb Ser B 07-23-06                                    13.250      BB+                225           249,140
Monterrey Power S.A. de C.V.,
Sec Bond (Mexico) 11-15-09 (R) (Y)                     9.625      BB+                140           134,964
Niagara Mohawk Power Corp.,
Sec Fac Bond 01-01-18                                  8.770      BBB                764           804,225
North Atlantic Energy Corp.,
1st Mtg Ser A 06-01-02                                 9.050      BB+                273           276,838
Northeast Utilities,
Note Ser A 12-01-06                                    8.580      BB+                110           111,400
PECO Energy Transition Trust,
Pass Thru Ctf Ser 1999-A Class A-6 03-01-09            6.050      AAA                500           494,670
Pass Thru Ctf Ser 2000-A Class A-3 03-01-10            7.625      AAA              1,535         1,652,167
Pinnacle Partners,
Sr Note 08-15-04 (R)                                   8.830      BBB-               275           282,222
PNPP II Funding Corp.,
Deb 05-30-16                                           9.120      BB-                495           535,476
Puget Sound Energy, Inc.,
Sr Medium Term Note Ser B 02-01-11                     7.690      A-                 365           381,297
Sierra Pacific Resources,
Note 05-15-05                                          8.750      BBB                515           539,751
System Energy Resources, Inc.,
1st Mtg 08-01-01                                       7.710      BBB-               615           611,230
TXU Electric Capital V,
Capital Sec 01-30-37                                   8.175      BBB-               365           345,403
U.S. WEST Capital Funding, Inc.
Deb 07-15-28                                           6.875      BBB+               545           481,333
Waterford 3 Funding Corp.,
Sec Lease Obligation Bond 01-02-17                     8.090      BBB-               854           880,649
Xcel Energy, Inc.,
Sr Note 12-01-10                                       7.000      BBB+               510           510,546
                                                                                             -------------
                                                                                                24,476,372
                                                                                             -------------
TOTAL LONG-TERM DEBT
(Cost $153,237,679)                                                              (91.64%)      157,521,890
                                                                               ---------     -------------

                                                                                NUMBER OF
                                                                                SHARES OR
                                                                                 WARRANTS
                                                                            -------------
PREFERRED STOCKS AND WARRANTS
California Federal Preferred Capital Corp.,
9.125%, Ser A, Preferred Stock                                                    37,160           861,647
CSC Holdings, Inc. 11.125%, Ser M, Preferred
Stock                                                                              6,364           674,607
CSC Holdings, Inc., 11.750%, Ser H, Preferred
Stock                                                                              1,061           112,466
MetroNet Communications Corp., Warrants (Canada)
(R) (Y)**                                                                            530            50,350
                                                                                             -------------
TOTAL PREFERRED STOCKS AND WARRANT
(Cost $1,715,473)                                                                 (0.99%)        1,699,070
                                                                               ---------     -------------

                                                                               PAR VALUE
                                                                 INTEREST        (000s
                                                                   RATE         OMITTED)
                                                                 --------      ---------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (5.85%)
Investment in a joint repurchase
agreement transaction with UBS
Warburg, Inc. - Dated 12-29-00, due
01-02-01 (Secured by U. S. Treasury
Bonds, 6.750% thru 8.875%, due
08-15-17 thru 08-15-26) - Note A                                   5.950%        $10,059       $10,059,000
                                                                                              ------------
Corporate Savings Account ( 0.00%)
Investors Bank & Trust Company Daily
Interest Savings Account Current Rate
5.20%                                                                                                  104
                                                                                              ------------
TOTAL SHORT-TERM INVESTMENTS                                                      (5.85%)       10,059,104
                                                                               ---------      ------------
TOTAL INVESTMENTS                                                                (98.48%)      169,280,064
                                                                               ---------      ------------
OTHER ASSETS AND LIABILITIES, NET                                                 (1.52%)        2,607,711
                                                                               ---------      ------------
TOTAL NET ASSETS                                                                (100.00%)     $171,887,775
                                                                               =========      ============

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $13,999,385 or 8.14% of the Fund's net assets as of December 31, 2000.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

  * Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investor Services or John Hancock Advisers, Inc.
    where Standard & Poor's ratings are not available.

 ** Non-income-producing security

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




NOTES TO FINANCIAL STATEMENTS

John Hancock Funds - Income Securities Trust


NOTE A--
ACCOUNTING POLICIES

John Hancock Income Securities Trust (the "Fund") is a closed-end investment management company registered under the Investment Company Act of 1940.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At December 31, 2000, the Fund loaned securities having a market value of $41,538,430 collateralized by securities in the amount of $42,368,363.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments to and from the broker, known as "variation margin," are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

The Fund had no open financial futures contracts at December 31, 2000.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $5,043,880 of capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforward is used by the Fund, no capital gain distributions will be made. The carryforward expires as follows:
December 31, 2004 -- $32,498, December 31, 2005 -- $35,925, December 31,
2007 -- $1,826,741 and December 31, 2008 -- $3,148,716. Additionally,
net capital losses of $84,940 attributable to security transactions incurred after October 31, 2000 are treated as arising on the first day of the Fund's next taxable year (January 1, 2001).

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

USE OF ESTIMATES The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B--
MANAGEMENT FEE AND ADMINISTRATIVE SERVICES

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a quarterly management fee to the Adviser, for a continuous investment program, equivalent on an annual basis, to the sum of (a) 0.650% of the first $150,000,000 of the Fund's average weekly net asset value, (b) 0.375% of the next
$50,000,000, (c) 0.350% of the next $100,000,000 and (d) 0.300% of the Fund's average weekly net asset value in excess of $300,000,000.

In the event normal operating expenses of the Fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, exceed 1.5% of the first $30,000,000 of the Fund's average weekly net asset value and 1.0% of the Fund's average weekly net asset value in excess of $30,000,000, the fee payable to the Adviser will be reduced to the extent of such excess and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Stephen L. Brown and Ms. Maureen R. Ford are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C--
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and short-term securities, during the year ended December 31, 2000 aggregated $270,199,177 and $267,372,121, respectively. Purchases and proceeds from sales of obligations of the U.S. government aggregated $113,789,825 and $116,807,347, respectively.

The cost of investments owned at December 31, 2000 (excluding the corporate savings account) for federal income tax purposes was $165,780,043. Gross unrealized appreciation and depreciation of investments at December 31, 2000 aggregated $5,787,492 and $2,287,575, respectively, resulting in net unrealized appreciation of $3,499,917.

NOTE D--
RECLASSIFICATION OF ACCOUNTS

During the year ended December 31, 2000, the Fund has reclassified amounts to reflect a decrease in net realized loss on investments of $606, an increase in accumulated net investment income of $225 and a decrease in capital paid-in of $831. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary difference, as of December 31, 2000. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income
(loss) per share in the financial highlights excludes these adjustments.

NOTE E--
CHANGE IN ACCOUNTING PRINCIPLE

The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined but will result in a reclassification between the cost of securities and a corresponding reclassification in net unrealized appreciation/depreciation, based on securities held as of December 31,2000.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
To the Board of Trustees and Shareholders of John Hancock Income
Securities Trust

We have audited the accompanying statement of assets and liabilities of the John Hancock Income Securities Trust (the "Trust"), including the schedule of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Income Securities Trust at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                              /S/ Ernst & Young  LLP

Boston, Massachusetts
February 9, 2001

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during its fiscal year ended December 31, 2000.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 2000, 1.50% of the dividends qualify for the corporate dividends received deduction.


DIVIDENDS AND DISTRIBUTIONS

During 2000, dividends from net investment income totaling $1.0700 per share were paid to shareholders. The dates of payment and the amounts per share are as follows:

                                INCOME
PAYMENT DATE                  DIVIDEND
------------                  --------
March 31, 2000                 $0.2700
June 30, 2000                   0.2650
September 30, 2000              0.2700
December 29, 2000               0.2650

INVESTMENT OBJECTIVE AND POLICY

John Hancock Income Securities Trust is a closed-end diversified investment management company, shares of which were initially offered to the public on February 14, 1973 and are publicly traded on the New York Stock Exchange. Its investment objective is to generate a high level of current income consistent with prudent investment risk. The Fund invests in a diversified portfolio of freely marketable debt securities and may invest an amount not exceeding 20% of its assets in income-producing preferred and common stock. It is contemplated that at least 75% of the value of the Fund's total assets will be represented by debt securities which have at the time of purchase a rating within the four highest grades as determined by Moody's Investors Service, Inc., or Standard & Poor's Corporation. The Fund intends to engage in short-term trading and may invest in repurchase agreements. The Fund may use option contracts to manage its exposure to the stock market. The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. The Fund may issue a single class of senior securities not to exceed 33 1/3% of its net assets at market value and may borrow from banks as a temporary measure for emergency purposes in amounts not to exceed 5% of the total assets at cost. The Fund may lend portfolio securities not to exceed 33 1/3% of total assets. The Fund pays quarterly dividends from net investment income and intends to distribute any available net realized capital gains annually. All distributions are paid in cash unless the shareholder elects to participate in the Automatic Dividend Reinvestment Plan.

FINANCIAL FUTURES CONTRACTS

The Fund may buy and sell financial futures contracts and options on futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. The Fund's ability to hedge successfully will depend on the Adviser's ability to predict accurately the future direction of interest rate changes and other market factors. There is no assurance that a liquid market for futures and options will always exist. In addition, the Fund could be prevented from opening, or realizing the benefits of closing out, a futures or options position because of position limits or limits on daily price fluctuations imposed by an exchange.

The Fund will not engage in transactions in futures contracts and options on futures for speculation, but only for hedging or other permissible risk management purposes. All of the Fund's futures contracts and options on futures will be traded on a U.S. commodity exchange or board of trade. The Fund will not engage in a transaction in futures or options on futures if, immediately thereafter, the sum of initial margin deposits on existing positions and premiums paid for options on futures would exceed 5% of the Fund's total assets.

DIVIDEND REINVESTMENT PLAN

John Hancock Income Securities Trust offers shareholders the opportunity to elect to receive shares of the Fund's Common Shares in lieu of cash dividends. The Plan is available to all shareholders without charge.

Any shareholder of record of John Hancock Income Securities Trust
("Income Securities") may elect to participate in the Automatic Dividend Reinvestment Plan (the "Plan") and receive shares of Income Securities' Common Shares in lieu of all or a portion of the cash dividends.

Shareholders may join the Plan by filling out and mailing an authorization card showing an election to reinvest all or a portion of dividend payments. If received in proper form by State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209 (the "Agent Bank") not later than seven business days before the record date for a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker, bank or nominee to participate in the Plan.

Participation in the Plan may be terminated at any time by written notice to the Agent Bank and such termination will be effective immediately. However, notice of termination must be received seven days prior to the record date of any distribution to be effective for that distribution. Upon termination, certificates will be issued representing the number of full shares of Common Shares held by the Agent Bank. A shareholder will receive a cash payment for any fractional share held. The Agent Bank will act as agent for participating shareholders. The Board of Trustees of Income Securities will declare dividends from net investment income payable in cash or, in the case of shareholders participating in the Plan, partially or entirely in Income Securities' Common Shares. The number of shares to be issued for the benefit of each shareholder will be determined by dividing the amount of the cash dividend otherwise payable to such shareholder on shares included under the Plan by the per share net asset value of the Common Shares on the date for payment of the dividend, unless the net asset value per share on the payment date is less than 95% of the market price per share on that date, in which event the number of shares to be issued to a shareholder will be determined by dividing the amount of the cash dividend payable to such shareholder by 95% of the market price per share of the Common Shares on the payment date. The market price of the Common Shares on a particular date shall be the mean between the highest and lowest sales price on the New York Stock Exchange on that date. Net asset value will be determined in accordance with the established procedures of Income Securities. However, if as of such payment date the market price of the Common Shares is lower than such net asset value per share, the number of shares to be issued will be determined on the basis of such market price. Fractional shares, carried out to three decimal places, will be credited to your account. Such fractional shares will be entitled to future dividends.

The shares issued to participating shareholders, including fractional shares, will be held by the Agent Bank in the name of the participant. A confirmation will be sent to each shareholder promptly, normally within seven days, after the payment date of the dividend. The confirmation will show the total number of shares held by such shareholder before and after the dividend, the amount of the most recent cash dividend which the shareholder has elected to reinvest and the number of shares acquired with such dividend.

The reinvestment of dividends does not in any way relieve participating shareholders of any federal, state or local income tax which may be due with respect to such dividend. Dividends reinvested in shares will be treated on your federal income tax return as though you had received a dividend in cash in an amount equal to the fair market value of the shares received, as determined by the prices for shares of the Fund on the New York Stock Exchange as of the dividend payment date. Distributions from the Fund's long-term capital gains will be processed as noted above for those electing to reinvest in shares and will be taxable to you as long-term capital gains. The confirmation referred to above will contain all the information you will require for determining the cost basis of shares acquired and should be retained for that purpose. At year end, each account will be supplied with detailed information necessary to determine total tax liability for the calendar year.

All correspondence or additional information concerning the plan should be directed to the Plan Agent, State Street Bank and Trust
Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209,
(telephone 1-800-426-5523).

SHAREHOLDER COMMUNICATION AND ASSISTANCE

If you have any questions concerning the John Hancock Income Securities Trust, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

State Street Bank and Trust Company
P.O. Box 8200
Boston, Massachusetts 02266-8200
Telephone: 1-800- 426-5523

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.



SHAREHOLDER MEETING

On March 16, 2000, the Annual Meeting of John Hancock Income
Securities Trust was held.

The Shareholders elected the following Trustees with the votes as indicated:

                                                WITHHELD
NAME OF TRUSTEE                 FOR            AUTHORITY
---------------              ---------         ---------
Dennis S. Aronowitz          8,839,669          121,991
Stephen L. Brown             8,839,640          122,020
Richard P. Chapman, Jr.      8,839,803          121,856
William J. Cosgrove          8,839,770          121,890
Leland O. Erdahl             8,837,528          124,132
Richard A. Farrell           8,840,680          120,979
Maureen R. Ford              8,829,760          131,899
Gail D. Fosler               8,837,382          124,278
William F. Glavin            8,832,368          129,292
Anne C. Hodsdon*             8,837,722          123,937
Dr. John A. Moore            8,832,900          128,759
Patti McGill Peterson        8,832,892          128,768
John W. Pratt                8,839,902          121,758
Richard S. Scipione**        8,835,679          125,980

 * Resigned effective May 1, 2000.
** Retired effective October 31, 2000.

The Shareholders also ratified the Trustees' Selection of Ernst & Young LLP as auditors for the fiscal year ending December 31, 2000, with the votes tabulated as follows: 8,844,250 FOR, 27,266 AGAINST and 90,144 ABSTAINING.



NOTES

John Hancock Funds - Income Securities Trust



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